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                                                                     Exhibit 1.1

                                     FORM OF

                     VOLUME SERVICES AMERICA HOLDINGS, INC.

                          [ ] Income Deposit Securities

  Each Representing One Share of Common Stock and $[ ] Principal Amount of [ ]%
                           Subordinated Notes Due 2013

                             UNDERWRITING AGREEMENT

                                                              December [ ], 2003
CIBC World Markets Corp.
UBS Securities LLC
RBC Dain Rauscher Inc.
McDonald Investments Inc., A KeyCorp Company
BMO Nesbitt Burns Inc.
    as Representatives of the several
   Underwriters named in Schedule I hereto
c/o CIBC World Markets Corp.
417 5th Avenue, 2nd Floor
New York, New York  10016


Ladies and Gentlemen:

            Volume Services America Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of [ ] Income Deposit Securities ("IDSs"), representing [ ] shares of the Company's common stock, $0.01 par value per share (the "Common Stock") and $[ ] aggregate principal amount of the Company's [ ]% Subordinated Notes due 2013 (the "Notes"). Each IDS represents one share of Common Stock and one Note with a $[ ] principal amount. The respective amounts of the aforesaid [ ] IDSs (the "Firm Securities") to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional [ ] IDSs (the "Option Securities") representing [ ] shares of Common Stock and $[ ] aggregate principal amount of Notes for the purpose of covering over-allotments in connection with the sale of the Firm Securities. The Firm Securities and the Option Securities are collectively called the "Offered Securities." Unless the context otherwise requires, references to the "Firm Securities", the "Option Securities" and the "Offered Securities" herein shall constitute reference to the IDSs and to the shares of Common Stock (the "Common Shares"), the Notes and the Guarantees (as defined below) represented by such IDSs.

            The Notes will be issued pursuant to an indenture to be dated as of the Firm Securities Closing Date (as hereinafter defined) between the company, each of the subsidiaries of
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the Company listed on Schedule II hereto (collectively, the "Guarantors") and
The Bank of New York, as trustee (the "Trustee"). The Notes will be guaranteed (the "Guarantees") on an unsecured subordinated basis by each of the Guarantors.

            The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933 of the United States, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the United States Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-103169), including a preliminary prospectus relating to the Offered Securities, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules), as amended at the time and on the date it becomes effective (the "Effective Date"), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Offered Securities pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

            The Company has prepared and filed a preliminary prospectus, dated February 12, 2003 and [five] amendments thereof (each, a "Canadian Preliminary Prospectus") with respect to the Offered Securities in each of the provinces of Canada (the "Qualifying Provinces") in conformity with the requirements of applicable securities laws of each of the Qualifying Provinces and the respective regulations and rules made under those securities laws together with all applicable policy statements, blanket orders and rulings of the applicable securities commission or regulatory authority in each of the Qualifying Provinces (the "Canadian Securities Laws"). The term "Canadian Prospectus" as used in this Agreement means the final prospectus dated the date of this Agreement, approved, signed and certified in accordance with the Canadian Securities Laws, relating to the qualification for distribution of the Offered Securities under the Canadian Securities Laws. The term "Canadian Supplementary Material" as used in this Agreement means any amendment to the Canadian Prospectus and any amendment or supplemental prospectus or ancillary materials that may be filed by or on behalf of the Company under the Canadian Securities Laws relating to the qualification for distribution of the Offered Securities in each of the Qualifying Provinces.

            The Company understands that the Underwriters propose to make a public offering of the Offered Securities concurrently in the United States and each of the Qualifying Provinces, as set forth in and pursuant to the Prospectus and the Canadian Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable.


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The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus in the United States and the Canadian Preliminary Prospectus in the Qualifying Provinces and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters) in the United States and each Canadian Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters) in the Qualifying Provinces.

            In connection with this offering, the Company plans to recapitalize and restructure certain of the indebtedness of the Company and its subsidiaries. The recapitalization and restructuring will include the following transactions (collectively, the "Transactions"): (a) entry into a new credit agreement among Volume Services America, Inc. ("VSA"), the Company and the Guarantors as guarantors of the credit agreement and a syndicate of lenders including Canadian Imperial Bank of Commerce, as administrative agent, CIBC World Markets Corp., as lead arranger and sole bookrunner, providing for up to $50 million in secured revolving loans and $65 million in term loans (the "Credit Agreement"); (b) a tender and consent solicitation by VSA for its outstanding $100 million in principal amount of 11 -1/4% senior subordinated notes due 2009; and (c) repurchase by the Company of up to 6,844,503 shares of Common Stock held by BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct, L.P. and Recreational Services L.L.C., for approximately $47.1 million (the "Share Repurchase").

            1. Sale, Purchase, Delivery and Payment for the Offered Securities. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

            (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[ ] per IDS (the "Initial Price"), the number of Firm Securities set forth opposite the name of such Underwriter under the column "Number of Firm Securities to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 8 hereof. The Underwriters hereby agree to pay the Company $[ ] as an expense reimbursement.

            (b) The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Securities at the Initial Price. The number of Option Securities to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractional securities) of the total number of Option Securities to be purchased by all of the Underwriters as such Underwriter is purchasing of the Firm Securities. Such option may be exercised only to cover over-allotments in the sales of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time on the business day before the Firm Securities Closing Date, and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Securities Closing Date or at least two business days before the Option Securities Closing Date (as defined


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      below), as the case may be, setting forth the number of Option Securities to be purchased and the time and date (if other than the Firm Securities Closing Date) of such purchase.

            (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities, and the payment of the expense reimbursement, shall be made at the offices of Simpson, Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, at 10:00 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m. New York City time) business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Securities Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each date of delivery as specified in the notice from the Representatives to the Company (such time and date of delivery and payment are called the "Option Securities Closing Date"). The Firm Securities Closing Date and each Option Securities Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

            (d) Payment shall be made to the Company by wire transfer of immediately available funds against delivery of the respective certificates to the Representatives for the respective accounts of the Underwriters of certificates for the Offered Securities to be purchased by them.

            (e) Certificates evidencing the Offered Securities shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Securities Closing Date or, in the case of Option Securities, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Underwriters through the facilities of The Depository Trust Company ("DTC") for the account of each of such Underwriters. The Company will cause the certificates representing the Offered Securities to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Securities Closing Date or the Option Securities Closing Date, as the case may be.

            2. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Securities Closing Date and as of each Option Securities Closing Date (if any), as follows:

            (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the


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      Commission thereunder. The Registration Statement did not, as of the
      Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the sentence on the cover page of the Prospectus beginning "The underwriters expect to deliver...," and the following information under the caption "Underwriting" in the
      Prospectus: (i) information contained in the 4th and 5th paragraphs concerning the nature of the offering by the Underwriters, (ii) information contained in the 5th paragraph with respect to underwriting concessions and (iii) information contained in the 11th paragraph.

            (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission, to the Company's knowledge, no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

            (c) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Prospectus and the Canadian Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes


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      thereto, and the unaudited financial information filed (i) with the
      Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles in the United States or in Canada, as applicable, consistently applied throughout the periods involved and (ii) with the securities regulatory authorities in each of the Qualifying Provinces as part of the Canadian Prospectus, have been prepared in conformity with generally accepted accounting principles in the United States, consistently applied throughout the periods involved, and include notes setting out the material differences between the Company's accounting policies and disclosures under generally accepted accounting principles in the United States and generally accepted accounting principles in Canada. The summary and selected financial data included in the Prospectus and the Canadian Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and the Canadian Prospectus and other financial information.

            (d) As of their respective dates, the information and statements contained in each Canadian Preliminary Prospectus and the Canadian Prospectus are or will be, as applicable, true and correct in all material respects and contain no misrepresentation (as defined in applicable Canadian Securities Laws), and constitute or will constitute, as applicable, full, true and plain disclosure of all material facts relating to the Offered Securities as required by the Canadian Securities Laws. Each Canadian Preliminary Prospectus and the Canadian Prospectus as of their respective dates comply or will comply, as applicable, in all material respects, with the Canadian Securities Laws. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(d) shall apply to statements in, or omissions from, a Canadian Preliminary Prospectus or the Canadian Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in each Canadian Preliminary Prospectus or the Canadian Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in each Canadian Preliminary Prospectus or the Canadian Prospectus is the sentence on the cover page of the Prospectus beginning "The underwriters expect to deliver...," and the following information under the caption "Underwriting" in the Prospectus:
      (i) information contained in the 4th and 5th paragraphs concerning the nature of the offering by the Underwriters, (ii) information contained in the 5th paragraph with respect to underwriting concessions and (iii) information contained in the 11th paragraph.

            (e) Each Canadian Supplementary Material, if any, together with the Canadian Prospectus, as applicable, will contain, as of its date, information and statements that are true and correct in all material respects and contain no misrepresentation (as defined in applicable Canadian Securities Laws), and will constitute full, true and plain disclosure of all material facts relating to the Offered Securities as required by the Canadian Securities Laws. The Canadian Supplementary Material as of its date will comply, in all material respects, with the Canadian Securities Laws.


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            (f) Deloitte & Touche LLP, whose reports are filed with the
      Commission as a part of the Registration Statement, and with the securities regulatory authority in each of the Qualifying Provinces as part of the Canadian Prospectus, (i) are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules and (ii) are independent with respect to the Company within the meaning of applicable Canadian Securities Laws.

            (g) The Company and each Guarantor is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

            (h) The Company and each Guarantor has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each Guarantor has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that, to the Company's knowledge, allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act, Canadian Securities Laws, and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement, the Indenture, the Notes or the Guarantees and to issue and sell the Offered Securities.

            (i) The Company and each Guarantor owns or possesses legally enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business except where the failure to own or possess such rights would not have a Material Adverse Effect. Neither the Company nor any Guarantor has received any notice of any infringement of or conflict with asserted rights of others with respect to any Intangibles, which if such assertion of infringement or conflict were sustained, would be reasonably likely to have a Material Adverse Effect.

            (j) The Company and each Guarantor has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in


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      each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the financial statements (including the notes thereto) included in the Prospectus, or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. All property held under lease by the Company and the Guarantors is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the financial statements (including the notes thereto) included in the Prospectus, or are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.

            (k) There is no document, contract or other agreement required to be described in the Registration Statement, the Prospectus or the Canadian Prospectus or required to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules or applicable Canadian Securities Laws. Each description of a contract, document or other agreement in the Registration Statement, the Prospectus and the Canadian Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.

            (l) No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any Guarantor of any other agreement or instrument to which the Company or any of Guarantor is a party or by which the Company or its properties or business or a Guarantor or its properties or business may be bound or affected which default or event, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

            (m) Neither the Company nor any Guarantor is in violation of any term or provision of its charter or by-laws where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

            (n) The Company and each Guarantor has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and each Guarantor.

            (o) The Company and each Guarantor have the requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and each Guarantor and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and when executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the


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      Trustee), will constitute valid and legally binding agreement of the
      Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with their respective terms except that the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (p) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes have been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will be duly executed, issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except that the enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and as implied covenant of good faith and fair dealing.

            (q) Neither the execution, delivery and performance of this Agreement, the Indenture or the Notes by the Company or each Guarantor, as applicable, nor the consummation of any of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale by the Company and the Guarantors of the Offered Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, franchise, license or other agreement or instrument to which the Company or any Guarantor is a party or by which either the Company or the Guarantors or any of their properties or businesses is bound, except for such conflicts, breaches, defaults, failures to obtain consents or waivers, liens, charges or encumbrances that could not reasonably be expected to have a Material Adverse Effect, nor will such actions result in any violation of any permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any Guarantor, or violate any provision of the charter or by-laws of the Company or any Guarantor.

            (r) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Common Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any Guarantor or any such rights pursuant to its


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      Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any Guarantor is a party or bound. The Common Shares will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the Prospectus and the Canadian Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The IDSs, the Common Shares and the Notes conform in all material respects to all statements in relation thereto contained in the Registration Statement, the Prospectus and the Canadian Prospectus. All outstanding shares of capital stock of each of the Guarantors have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

            (s) Except as disclosed in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which any of the Company or its subsidiaries is a party, or to which their respective properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company or any such subsidiary would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Offered Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the Registration Statement.

            (t) No holder of any security of the Company has any right, which has not been waived, to demand registration of, or filing of a prospectus in Canada in connection with, any security owned by such holder for a period of 180 days after the date of this Agreement.

            (u) Except as disclosed in the Registration Statement, the Prospectus and the Canadian Prospectus, neither the Company nor any of the Guarantors is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.

            (v) No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the Prospectus or the Canadian Prospectus.

            (w) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock, the Notes and the IDSs or any security of the Company to facilitate the sale or resale of any of the Offered Securities.

            (x) The Company and each of its subsidiaries has filed all federal, state, provincial, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries. There are no liens for taxes upon any assets of the Company or any of its subsidiaries.

            (y) The IDSs have been duly authorized for listing on the American Stock Exchange and the Toronto Stock Exchange and the Common Stock have been duly authorized for listing on the Toronto Stock Exchange, subject to official Notice of Issuance. A registration statement with respect to the IDSs has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

            (z) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Offered Securities under the Exchange Act or listing of the IDSs on the American Stock Exchange or the Toronto Stock Exchange or listing of the Common Stock on the Toronto Stock Exchange, nor has the Company received any notification that the Commission or the American Stock Exchange or the Toronto Stock Exchange is contemplating terminating such registration or quotation.

            (aa) Since November 25, 2003, neither the Company nor any of its subsidiaries has: (i) taken any of the actions set forth in Section 4(a)(xv); (ii) individually or in the aggregate, suffered any Material Adverse Effect; or (iii) except as otherwise permitted by this Agreement, conducted its business and operations other than in the ordinary course of business and consistent with past practices.

            (bb) The books, records and accounts of the Company and its subsidiaries in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (cc) The Company and the Guarantors are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged as described in the Prospectus and the Canadian Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or the Guarantors or the Company's or the Guarantors' respective businesses, assets, employees, officers and directors are in full force and effect, except such as would not have a Material Adverse Effect; the Company and each of the Guarantors are in compliance with the terms of such policies and instruments in all material respects.

            (dd) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Offered Securities for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect, except for such approval, consent, order, authorization, designation, declaration or filing with respect to which failure to obtain or make or be in full force and effect would not have a material adverse effect.

            (ee) To the best of the Company's knowledge, there are no affiliations with the NASD among the Company's officers, directors or any stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

            (ff) Except as would not have a Material Adverse Effect, (i) each of the Company and each of its subsidiaries is in compliance with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) except as disclosed in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of a claim asserted against it under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval;
      (iv) except as disclosed in the Registration Statement and the Prospectus, to the Company's knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future capital expenditures to comply with Environmental Laws; and (v) except as disclosed in the Registration Statement and the Prospectus, no property which is owned and, to the Company's knowledge, no property which has been owned, or is or has been leased or occupied, by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C.
      Section 9601, et. seq.) ("CERCLA")or otherwise designated as a contaminated site under applicable state or local law, and neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under CERCLA.

            (gg) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (hh) Neither the Company nor, to the best of the Company's knowledge, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or the Guarantors, has, directly or indirectly, while acting on behalf of the Company or the Guarantors (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

            (ii) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

            (jj) Each of the Company and the Guarantors has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "pension plan" as defined in Section 3(2) of ERISA, maintained or contributed to by the Company or Guarantor, as applicable, in which its employees employed in the United States are eligible to participate. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) each "plan," as defined in Section 3(3) of ERISA, maintained or contributed to by the Company or Guarantor, as applicable, in which its employees employed in the United States are eligible to participate, is in compliance in all material respects with its terms and the presently applicable provisions of the Internal Revenue Code of 1986, as amended, and ERISA (and the final regulations promulgated thereunder and published interpretations thereof by the Internal Revenue Service, the Department of Labor or by a court of law having jurisdiction over such provisions) and
      (ii) no "reportable event" (as defined in Section 4043(c) of ERISA and the regulations promulgated thereunder), other than those for which notice is waived by statute or regulation, has occurred with respect to any such plan.

            (kk) Each of the Company, its directors and officers has not distributed and will not distribute prior to the later of (i) the Firm Securities Closing Date, or the Option Securities Closing Date, and (ii) completion of the distribution of the Offered Securities, any offering material in connection with the offering and sale of the Offered Securities other than any Preliminary Prospectus, any Canadian Preliminary Prospectus, the Prospectus, the Canadian Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act or Canadian Securities Laws, as applicable.

            (ll) The statistical and market and industry-related data included in the Registration Statement, all the Preliminary Prospectuses, all the Canadian Preliminary Prospectuses, the Prospectus and the Canadian Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

            (mm) The Company has not taken or will take any action that would cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on each Closing Date.

            (nn) Immediately after the consummation of the transactions contemplated by this Agreement and the Transactions, the fair value and present fair saleable value of the assets of the Company and its subsidiaries taken as a whole will exceed its stated liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); and (ii) the Company and its subsidiaries taken as a whole is not, nor will it be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and the Transactions, unable to pay its debts (contingent or otherwise) as they mature.

            (oo) The Company will, as of each Closing Date, be in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective.

            (pp) The only subsidiaries of the Company that are not Guarantors are [ ] and [ ], neither of which would, individually or in the aggregate, meet the definition of a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X.

            (qq) Except as disclosed in the Prospectus and the Canadian Prospectus, to the knowledge of the Company, after due inquiry, none of the directors or officers or shareholders of the Company listed under "Principal Stockholders" in the Prospectus and the Canadian Prospectus is or has ever been subject to prior criminal or bankruptcy proceedings in the United States, Canada or elsewhere.

            (rr) To the knowledge of the Company, after due inquiry, except as disclosed in writing to the Underwriters or in the Prospectus and the Canadian Prospectus, neither the Company nor any subsidiary is a party to any contract, agreement or understanding with any officer, director, employee or any other person not dealing at arm's length with the Company or any subsidiary which is required to be disclosed by applicable Canadian Securities Laws.

            (ss) No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or any of the Qualifying Provinces in connection with the creation, issuance, sale and delivery to the underwriters of the Offered Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Offered Securities by an Underwriter to U.S. residents.

            (tt) The French language version of each of the Canadian Preliminary Prospectus and the Canadian Prospectus, including the financial statements and other financial data contained therein, is in all material respects a complete and proper translation of the English language versions thereof, and is not susceptible of any materially different interpretation with respect to any material matter contained therein.

            3. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Offered Securities are subject to each of the following terms and conditions:

            (a) Oral notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement.

            (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Underwriters, threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Offered Securities shall have been issued, or proceedings therefor initiated or, to the knowledge of the Company, threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States; and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) or any securities regulatory authority in any of the Qualifying Provinces shall have been complied with to the satisfaction of the Commission or applicable securities regulatory authority. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

            (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company shall have performed in all material respects all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date in all material respects.

            (d) The Representatives shall have received on each Closing Date a certificate of the Company, addressed to the Representatives and dated such Closing Date, and executed by the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed in all material respects all covenants and agreements and satisfied all conditions contained herein in all material respects; (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted, are pending or are contemplated under the Securities Act; and no order having the effect of ceasing or suspending the distribution of the Offered Securities has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any securities commission or securities regulatory authority in Canada.

            (e) The Representatives shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from Deloitte & Touche LLP addressed to the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Prospectus and the Canadian Prospectus.

            (f) The Representatives shall have received on each Closing Date from Simpson Thacher & Bartlett LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                  (i) The Company and each Guarantor incorporated in Delaware
            (the "Delaware Guarantors") has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus.

                  (ii) This Agreement has been duly authorized, executed and delivered by each of the Company and the Delaware Guarantors.

                  (iii) The Common Shares represented by the Offered Securities have been duly authorized and, upon payment and delivery in accordance with this Agreement, the Common Shares will be validly issued, fully paid and nonassessable.

                  (iv) The Global IDS Certificate has been duly authorized,
            executed and issued by the Company and, assuming due execution of the Global IDS Certificate by the IDS Transfer Agent, Common Stock Transfer Agent and the

            Trustee and upon payment and delivery in accordance with this Agreement, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (v) The Indenture has been duly authorized, executed and
            delivered by each of the Company and the Delaware Guarantors and duly qualified under the Trust Indenture Act and, assuming that the Indenture (including the Guarantees set forth therein) is the valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Company and each Delaware Guarantor, enforceable against the Company and each of the Delaware Guarantors in accordance with its terms.

                  (vi) The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                  (vii) The statements made in the Prospectus under the caption
            "Description of Capital Stock," insofar as they purport to constitute summaries of the terms of the Common Stock (including the Common Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.

                  (viii) The statements made in the Prospectus under the caption
            "Description of Subordinated Notes," insofar as they purport to constitute summaries of certain documents referred to therein, constitute accurate summaries of such documents in all material respects.

                  (ix) The statements made in the Prospectus under the caption
            "Description of IDSs," insofar as they purport to constitute summaries of the terms of the IDSs, constitute accurate summaries of the terms of such IDSs in all material respects.

                  (x) The statements made in the Prospectus under the caption
            "Material U.S. Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                  (xi) The issue and sale of the IDSs, the Common Shares and the
            Notes by the Company, the execution, delivery and performance by the Company and the Delaware Guarantors of this Agreement and the execution and delivery of the Indenture by the Company and the Delaware Guarantors will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the Certificate of Incorporation or By-laws of the Company or any Delaware Guarantor or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company or any Delaware Guarantor or any of their properties.

                  (xii) No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the IDSs, the Common Shares or the Notes by the Company and the compliance by the Company and the Delaware Guarantors with all of the provisions of this Agreement, except for the registration under the Securities Act and the Exchange Act of the IDSs, the Common Shares and the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the IDSs, Common Shares and the Notes.

                  (xiii) To such counsel's knowledge, there are no statutes or pending or threatened legal or governmental proceedings required to be described in the Prospectus which are not described as required, or any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or incorporated by reference therein that are not described and filed or incorporated by reference as required.

                  (xiv) The Registration Statement has become effective under the Securities Act and the Prospectus was filed on December [__], 2003 pursuant to Rule 424(b) of the Rules and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

                  (xv) There are no preemptive rights under federal or New York law or under the Delaware General Corporation Law to subscribe for or purchase shares of Company capital stock. Except as disclosed in the Registration Statement, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Company's capital stock pursuant to the Company's Certificate of Incorporation or By-laws or any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement.

                  (xvi) The Company is not an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

            Simpson Thacher & Bartlett LLP may state that its opinions in paragraphs (iv), (v) and (vi) are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Such counsel may also state that they have relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by them to be responsible and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

            In addition, such counsel shall state, in a separate letter, that it has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and takes no responsibility therefor, except as and to the extent set forth in paragraphs (vii), (viii), (ix) and (x) above. Such counsel shall also state that in connection with, and under the circumstances applicable to the offering of the Securities, it participated in conferences with certain officers and employees of the Company and the Guarantors, with representatives of Deloitte & Touche LLP and with counsel to the Company and the Guarantors in the course of the preparation by the Company and the Guarantors of the Registration Statement and the Prospectus and also reviewed certain records and documents furnished to it by the Company and the Guarantors. Based upon such counsel's review of the Registration Statement and the Prospectus, its reviews made in connection with the preparation of the Registration Statement and the Prospectus, its participation in the conferences referred to above, its review of the records and documents as described above and its understanding of the U.S. federal securities laws and the experience it has gained in its practice thereunder, nothing has come to such counsel's attention that causes it to believe that (i) each of the Registration Statement, as of its effective date, and the Prospectus, as of its date, was not, on its face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules, except that in each case such counsel expresses no belief with respect to the financial statements or other financial data contained in or omitted from the Registration Statement or the Prospectus, and (ii) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial contained in or omitted from the Registration Statement or the Prospectus.

            (g) The Representatives shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Representatives, an opinion, addressed to the Representatives in a form reasonably satisfactory to the Representatives.

            To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

            (h) The Representatives shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, tax counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives.

            (i) The Representatives shall have received on each Closing Date from Torys LLP, Canadian counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                  (i) All necessary documents have been filed, all requisite proceedings have been taken and all other legal requirements have been fulfilled under the laws of each of the Qualifying Provinces in order to qualify the distribution of the Offered Securities through investment dealers or brokers who are registered under applicable legislation of the Qualifying Provinces and who have complied with the relevant provisions of such applicable legislation.

                  (ii) Subject to compliance with the prudent investor standards and general provisions and restrictions of the statutes listed under the heading "Eligibility for Investment" in the Canadian Prospectus (and, where applicable, the regulations under those statutes) and, in certain cases, subject to the satisfaction of additional requirements relating to investment or lending policies, standards, procedures or goals and, in certain cases, subject to the filing of those policies, standards, procedures or goals, the purchase of the IDSs pursuant to the Offering will not at the date of their purchase be precluded under those statutes.

                  (iii) On the date of their issue, the Common Shares if, as and when listed on a prescribed stock exchange (which currently includes the Toronto Stock Exchange) and the Notes represented by the IDSs will be qualified investments under the Income Tax Act (Canada) and the regulations thereunder for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans.

                  (iv) Subject to the qualifications, assumptions, limitations and understandings set out therein, the discussions as to matters of the laws of Canada set out in the Canadian Prospectus under the heading "Certain Canadian Federal Income Tax Considerations" fairly describes the principal Canadian federal income tax considerations as at the date hereof generally applicable under the Income Tax Act (Canada) to a holder of Common Shares and Notes as represented by the IDSs who acquires such securities pursuant to the Offering and who, for the purposes of the Income Tax Act (Canada), is resident in Canada, holds the Common Shares and Notes represented by the IDSs as capital property, deals at arm's length with the Company, and is not affiliated with the Company.

                  (v) The IDSs and the Common Shares have been approved for
            listing on the Toronto Stock Exchange, subject only to the filing of customary documentation.

                  (vi) Each Canadian Preliminary Prospectus and the Canadian
            Prospectus, in both the French and English languages, and the execution and filing of each Canadian Preliminary Prospectus and the Canadian Prospectus, in both the French and English languages, with the regulatory authorities in the Qualifying Provinces have been approved and authorized by all necessary action on the part of the Company, and each Canadian Preliminary Prospectus and the Canadian Prospectus, in both the French and English languages, has been duly executed by the Company.

                  (vii) The issue and sale of the IDSs, the Common Shares and the Notes, and the execution, delivery and performance of this Agreement, the Indenture and the Notes by the Company, do not and will not result in a breach of or default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or default under, and do not and will not conflict with (i) to such counsel's knowledge, any judgment or award of any court or arbitrator in Canada having jurisdiction over the Company or any of its subsidiaries or any of their properties, (ii) any federal laws of Canada or laws of the Qualifying Provinces applicable to the Company or any of its subsidiaries or any of their properties, (iii) to such counsel's knowledge, any contract or other document to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is contractually bound and which is governed by the laws of Canada or any province thereof, other than those which terminate on the date hereof or in respect of which consents have been obtained or any breach, default or conflict which will not result in a Material Adverse Effect or (iv) to such counsel's knowledge, any judgment, decree or order of any court or governmental agency or body in Canada having jurisdiction over the Company or any of its subsidiaries or any of their properties.

                  (viii) To the best of such counsel's knowledge, no order,
            ruling or determination having the effect of ceasing, suspending or restricting trading in any securities of the Company or the offering of the Offered Securities in the Qualifying Provinces has been issued and no proceedings, investigations or inquiries for such purpose are pending.

                  (ix) The laws of the Province of Quebec which apply to the distribution of securities and relate to the use of the French language (other than those relating to verbal communications) will have been complied with in respect of the Canadian Prospectus and forms of order and confirmation (the "Offering Documents") to be delivered to purchasers in the Province of Quebec in connection with the sale of the Offered Securities, when issued, to the extent such purchasers receive a copy of the Offering Documents in the French language (on the assumption that the Offering Documents constitute the entire contract for the Offered Securities), provided that the Offering Documents in the English language may be delivered without delivery of the French language versions thereof to those physical persons in the Province of Quebec who have expressly requested in writing to receive such Offering Documents in the English Language only.

                  (x) To the best of such counsel's knowledge, there is no
            action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries which is required to be disclosed in the Canadian Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

                  (xi) The Canadian Preliminary Prospectuses and the Canadian
            Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of Canadian Securities Laws; provided, however, that no opinion will be expressed as to whether any Canadian Preliminary Prospectus or the Canadian Prospectus constitutes full, true and plain disclosure of all material facts relating to the Offered Securities.

            To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the Province of Ontario and the Federal laws of Canada; provided that such counsel shall state that in their opinion to the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

            (j) The Representatives shall have received on each Closing Date from McCarthy Tetrault LLP, Canadian counsel for the Representatives, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives.

            To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the provinces of British Columbia, Alberta, Ontario and Quebec and the laws of Canada applicable therein; provided that such counsel shall state that in their opinion to the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives.

            (k) The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto.

            (l) The Representatives shall have received on the Firm Securities Closing Date a certificate of the Company, addressed to the Representatives and dated such Closing

      Date, and executed by the chief financial officer of the Company, reflecting the calculation of the Working Capital Adjustment (as defined in the Prospectus).

            (m) The Representatives shall have received on the Firm Securities Closing Date a certificate of the Company, addressed to the Representatives and dated such Closing Date, and executed by the chief financial officer of the Company, substantially in the form attached as Exhibit B hereto.

            (n) The Indenture shall have been duly executed and delivered by the Company, the Guarantors and the Trustee, and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

            (o) At least a majority of the Company's outstanding $100 million in principal amount of 11-1/4% senior subordinated notes due 2009 shall have been validly tendered and not withdrawn, and the aggregate consideration to be paid for such tendered notes shall not exceed $[ ] million.

            (p) On or prior to the Firm Securities Closing Date and simultaneous with closing, the Company shall have duly and validly entered into the Credit Agreement and repurchased shares of Common Stock as contemplated by the Share Repurchase pursuant to legally enforceable terms.

            (q) All conditions to closing the Transactions shall have been satisfied.

            (r) There shall not have been any announcement by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Securities Act, that (A) it is downgrading its rating assigned to any debt securities of the Company or (B) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading or with negative implications.

            (s) The IDSs shall have been approved for listing on the American Stock Exchange and the Toronto Stock Exchange, and the Common Shares shall have been approved for listing on the Toronto Stock Exchange, subject in each case only to official notice of issuance and filing of customary documents.

            (t) The Company shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

            4. Covenants of the Company.

            (a) The Company covenants and agrees as follows:

                  (i) The Company shall prepare the Prospectus in a form
            approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

                           (ii) The Company shall promptly advise the
                  Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (iii) If, at any time when a Prospectus relating to
                  the Offered Securities is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iv) The Company shall make generally available to
                  its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 75 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                           (v) The Company shall furnish to the Representatives
                  and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (vi) The Company shall, as soon as possible following
                  the execution of this Agreement, file the Canadian Prospectus with the applicable securities regulatory authority in each of the Qualifying Provinces and will have taken all other steps and proceedings that may be necessary in order to qualify the Offered Securities for distribution in each of the Qualifying Provinces by the Underwriters and other persons who are registered in a category permitting them to distribute the Offered Securities under the Canadian Securities Laws and who comply with the Canadian Securities Laws.

                           (vii) Until the "distribution" (for purposes of
                  Canadian Securities Laws) of the Offered Securities in the Qualifying Provinces is completed, the Company shall promptly take, or cause to be taken, all additional steps and proceedings that may from time to time be required under the Canadian Securities Laws to continue to qualify the distribution of the Offered Securities in each of the Qualifying Provinces or, in the event that the Offered Securities have, for any reason, ceased so to qualify, to so qualify again the Offered Securities, as applicable, for distribution in each of the Qualifying Provinces.

                           (viii) The Company shall advise the Representatives,
                  promptly after receiving notice thereof, of the time when the Canadian Prospectus and any Canadian Supplementary Material has been filed and receipts have been obtained and will provide evidence satisfactory to the Representatives of each filing and the issuance of receipts.

                           (ix) The Company shall advise the Representatives,
                  promptly after receiving notice or obtaining knowledge, of:
                  (A) the issuance by the applicable securities commission or regulatory authority in any of the Qualifying Provinces (a "Canadian Securities Commission") of any order suspending or preventing the use of a Canadian Preliminary Prospectus, the Canadian Prospectus or any Canadian Supplementary Material;
                  (B) the suspension of the qualification of the Offered Securities for offering or sale in any of the Qualifying Provinces; (C) the institution, threatening or contemplation of any proceeding for any of those purposes; or (D) any requests made by any Canadian Securities Commission for amending or supplementing the Canadian Prospectus or for additional information, and will use its reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the withdrawal of the order promptly. The Company shall not file any amendment or supplement to the Canadian Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (x) If, at any time when a Canadian Prospectus
                  relating to the Offered Securities is required to be delivered under the Canadian Securities Laws, any event occurs as a result of which the Canadian Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Canadian Prospectus to comply with the Canadian Securities Laws, the Company promptly shall prepare and file with the securities regulatory authorities in the Qualifying Provinces an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (xi) The Company shall furnish to the
                  Representatives, without charge, a signed copy of the Canadian Prospectus and the Canadian Supplementary Material, if any, in the English language and, for documents in respect of which a translated version must be filed pursuant to applicable Canadian Securities Laws, French language and a signed copy of any other document required to be filed by the Company under the Canadian Securities Laws in connection with the distribution of the Offered Securities as contemplated by this Agreement prior to the filing of the Canadian Prospectus, the Canadian Supplementary Material and the other documents, respectively.

                           (xii) The Company shall cause to be delivered to the
                  Underwriters, at those delivery points as the Underwriters reasonably request, as soon as possible and in any event no later than 9:00 a.m. (Toronto time) on December [ ], 2003, of the Canadian Prospectus ([ ] commercial copies in English and [ ] commercial copies in French) and thereafter from time to time during such time as the distribution of the Offered Securities continues in the Qualifying Provinces, as many commercial copies of the Canadian Prospectus in the English language and French language as the Underwriters may reasonably request. The Company shall similarly cause to be delivered to the Underwriters, at those delivery points as the Underwriters may reasonably request, commercial copies of any Canadian Supplementary Material required to be delivered to purchasers or prospective purchasers of the Offered Securities in the Qualifying Provinces. The Company has previously delivered to the Underwriters copies of a Canadian Preliminary Prospectus, approved, signed and certified as required by the Canadian Securities Laws. Each delivery of a Canadian Preliminary Prospectus, the Canadian Prospectus or any Canadian Supplementary Material shall have constituted or shall constitute, as the case may be, consent by the Company to use by the Underwriters and members of their selling group (if any) of those documents in connection with the distribution of the Offered Securities for sale in all of the Qualifying Jurisdictions, subject to the Canadian Securities Laws.

                           (xiii) The Company shall cooperate with the
                  Representatives and their counsel in endeavoring to qualify the Offered Securities for offer and sale in connection with the offering under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Offered Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction in connection with this paragraph (xiii).

                           (xiv) The Company, during the period when the
                  Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

                           (xv) Without the prior written consent of CIBC World
                  Markets Corp., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Common Shares pursuant to the Registration Statement and the issuance of shares of Common Stock pursuant to the Company's existing stock option plan or bonus plan and any other issuances of equity securities as described in the Registration Statement and the Prospectus.

                           (xvi) From the date of this Agreement to the Firm
                  Securities Closing Date, except as otherwise contemplated by this Agreement, the Company shall, and shall cause its subsidiaries to, conduct their respective businesses only in the ordinary and usual course of business and consistent with past practices, and there shall be no material changes in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole. The Company shall, and shall cause its subsidiaries to, preserve intact the business organization of the Company and its subsidiaries and to preserve their current goodwill and relationships with customers, suppliers and other persons with whom they have significant business relations and to maintain the cash management practices of the Company and its subsidiaries in accordance with past practices. Without limiting the generality of the foregoing, and, except as otherwise expressly provided in this Agreement, prior to the Firm Securities Closing Date, without the prior written consent of the Representatives, the Company shall not, and shall cause its subsidiaries not to, directly or indirectly, make any payment to, incur or assume any obligation of, or transfer or sell any assets to, the existing equity owners of the business, except as described in the Prospectus; provided, that the Company may pay any management fees described in the Prospectus to the extent such management fees are included in the Working Capital Adjustment (as defined in the Prospectus) as current liabilities.

                           (xvii) Unless otherwise agreed upon in writing
                  between the Company and the Representatives, the Company shall undertake to redeem, upon the earliest date upon which such redemption may be made, [$__ million] aggregate principal amount of the Company's 11-1/4% Senior Subordinated Notes due 2009 which were not tendered to the Company pursuant to the tender offer and consent solicitation which the Company commenced on October 22, 2003 with respect to such notes. From and after the Closing Date, the Company shall retain sufficient cash and cash equivalents necessary to fulfill such redemption obligations.

                           (xviii) On or before completion of this offering, the
                  Company shall make all filings required under applicable securities laws and by the American Stock Exchange (including any required registration under the Exchange Act).

                           (xix) On or before completion of this offering, the
                  Company shall make all filings required under (i) the Canadian Securities Laws in connection with the distribution of the Offered Securities as contemplated by this Agreement and (ii) by the Toronto Stock Exchange in connection with the listing of the Common Shares and IDSs.

                           (xx) Prior to the Closing Date, the Company will
                  issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Offered Securities without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

                           (xxi) The Company will, and will cause its
                  subsidiaries to, apply the net proceeds from the offering of the Offered Securities in the manner set forth under "Use of Proceeds" in the Prospectus.

                           (xxii) The Company will use its reasonable best
                  efforts in cooperation with the Underwriters to permit the Offered Securities to be eligible for clearance and settlement through DTC.

                           (xxiii) The Company will use its reasonable best
                  efforts to do and perform all things required to be done and performed by it under this Agreement, the Indenture, the Notes and any other related agreements prior to or after each Closing Date and to satisfy all conditions precedent on its part to the obligations of the Underwriters to purchase and accept delivery of the Offered Securities.

                           (xxiv) The Company shall cause Gowling Lafleur
                  Henderson LLP to deliver to the Representatives opinions, dated the date of the filing of the French language versions of each Canadian Preliminary Prospectus, the Canadian Prospectus and any Canadian Supplementary Material (excluding any ancillary materials for which no translation is required pursuant to applicable Canadian Securities Laws), to the effect that the French language version of each such prospectus or document (other than the financial statements and other financial data contained therein or omitted therefrom), is in all material respects a reasonable and proper translation of the English language versions thereof and is not susceptible of any materially different interpretation with respect to any material matter contained therein.

                           (xxv) The Company shall cause Deloitte & Touch LLP to
                  deliver to the Representatives opinions, dated the date of the filing of the French language versions of each Canadian Preliminary Prospectus, the Canadian Prospectus and any Canadian Supplementary Material (excluding any ancillary materials for which no translation is required pursuant to applicable Canadian Securities Laws), to the effect that the financial statements and other financial data contained in the French language version of each such prospectus or document is in all material respects a complete and proper translation of the English language versions thereof and is not susceptible of any materially different interpretation with respect to any material matter contained therein.

                           (xxvi) The Company will use its best efforts to
                  ensure that each of Lawrence E. Honig, Kenneth R. Frick and Janet L. Steinmayer comply with the conditions contained in the Lock-up Agreement signed by such individual substantially in the form of Exhibit A hereto.

                  (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Offered Securities and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; the preparation, printing, filing and distribution of each Canadian Preliminary Prospectus, the Canadian Prospectus and any Canadian Supplementary Material; (ii) the preparation and delivery of certificates for the Offered Securities to the Underwriters; (iii) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(xiii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, each Canadian Preliminary Prospectus, the Prospectus, the Canadian Prospectus and all amendments or supplements to the foregoing, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Offered Securities by the Underwriters or by dealers to whom Offered Securities may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the IDSs for listing on the American Stock Exchange and the Toronto Stock Exchange and the Common Shares for listing on the Toronto Stock Exchange; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Offered Securities by the Company to the Underwriters. Subject to the provisions of Section 7, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, all of the fees and disbursements of counsel for the Underwriters (except as set forth in clause (iii) above).

                  5. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under any Canadian Securities Laws, the Securities Act or any of its Rules, the Exchange Act or any rule or regulation promulgated thereunder, or other Federal, state or provincial law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Canadian Preliminary Prospectus, the Canadian Prospectus, any Canadian Supplementary Material, any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Offered Securities to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in any Canadian Preliminary Prospectus, the Canadian Prospectus, any Canadian Supplementary Material, any Preliminary Prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto or in any Blue Sky Application, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of such Underwriter specifically for use therein; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Prospectus and any Canadian Preliminary Prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any such Underwriter to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Underwriter and any such loss, claim, damage, liability or action of or with respect to such Underwriter has been determined by final and non-appealable judgment that: (w) the Company had previously furnished copies of the Prospectus or any Canadian Preliminary Prospectus, as applicable, to the Representatives, (x) delivery of the Prospectus or any Canadian Preliminary Prospectus, as applicable, was required to be made to such person, (y) the untrue statement or omission contained in the Preliminary Prospectus or any Canadian Preliminary Prospectus was corrected in the Prospectus or any Canadian Preliminary Prospectus, as applicable, and (z) a copy of the Prospectus or any Canadian Preliminary Prospectus, as applicable, was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement or the Canadian Prospectus, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Canadian Preliminary Prospectus, the Canadian Prospectus, any Canadian Supplementary Material, any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Canadian Preliminary Prospectus or the Canadian Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter. This indemnity agreement will be in addition to any liability which the underwriters may otherwise have.

                  (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 5(a) or 5(b) shall be available to any party who shall fail to give notice as provided in this Section 5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys for all such indemnified parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

                  6. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 5(a) or 5(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 6, no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

                  7. Termination.

                  (a) This Agreement may be terminated with respect to the Offered Securities to be purchased on a Closing Date by the Representatives by notifying the Company at any time at or before a Closing Date in the absolute discretion of the Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States or Canada is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities;
         (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States and Canada is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities; (iii) trading in the Offered Securities or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market or Toronto Stock Exchange has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other U.S. or Canadian governmental or regulatory authority; or (iv) a banking moratorium has been declared by the State of New York or any state or Federal authority of the United States or any national Canadian authority; or (v) in the judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

                  (b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Offered Securities or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Offered Securities agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

                  8. Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Offered Securities agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Offered Securities on the terms contained herein. If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Offered Securities on such terms. If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Offered Securities which remains un-purchased on such Closing Date does not exceed one eleventh of the aggregate number of all the Offered Securities that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Securities which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Offered Securities which such Underwriter agreed to purchase hereunder) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus and/or the Canadian Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

                  If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Offered Securities which remains un-purchased exceeds 10% of the aggregate number of all the Offered Securities to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the first Closing Date, the obligations of the Underwriters to purchase and of the Company, as the case may be, to sell the Option Securities to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company, and without liability on the part of the Company, except as provided in Sections 4(b), 5, 6 and 7. The provisions of this Section 8 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Offered Securities.

                  9. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Offered Securities. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Offered Securities from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016 Attention: ________, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Simpson Thacher & Bartlett LLP.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among us.

                                Very truly yours,

                                VOLUME SERVICES AMERICA HOLDINGS, INC.


                                By _______________________________________
                                       Name:
                                       Title:

                                EVENTS CENTER CATERING, INC.


                                By _______________________________________
                                       Name:
                                       Title:


                                SERVICE AMERICA CONCESSIONS CORPORATION


                                By _______________________________________
                                       Name:
                                       Title:


                                SERVICE AMERICA CORPORATION

                                By _______________________________________
                                       Name:
                                       Title:


                                SERVICE AMERICA CORPORATION OF WISCONSIN


                                By _______________________________________
                                       Name:

                                       Title:

                                SERVICE AMERICA OF TEXAS, INC.


                                By _______________________________________
                                       Name:
                                       Title:

                                SERVO-KANSAS, INC.


                                By _______________________________________
                                       Name:
                                       Title:

                                SVM OF TEXAS, INC.


                                By _______________________________________
                                       Name:
                                       Title:

                                VOLUME SERVICES, INC. (Delaware)


                                By _______________________________________
                                       Name:
                                       Title:

                                VOLUME SERVICES, INC. (Kansas)


                                By _______________________________________
                                       Name:
                                       Title:

                                VOLUME SERVICES AMERICA INC.


                                By _______________________________________
                                       Name:
                                       Title:

Confirmed:

CIBC WORLD MARKETS CORP.
UBS SECURITIES LLC
RBC DAIN RAUSCHER INC.
MCDONALD INVESTMENTS INC., A KEYCORP COMPANY
BMO NESBITT BURNS INC.

Acting severally on behalf of itself and as representative of the several Underwriters named in Schedule I annexed hereto.

By CIBC WORLD MARKETS CORP.


By ______________________________________________
       Name:
       Title:


By UBS SECURITIES LLC


By ______________________________________________
       Name:
       Title:


By RBC DAIN RAUSCHER INC.


By ______________________________________________
       Name:
       Title:


By MCDONALD INVESTMENTS INC., A KEYCORP COMPANY


By ______________________________________________
       Name:
       Title:

By BMO NESBITT BURNS INC.


By ______________________________________________
       Name:
       Title:

                                   SCHEDULE I

                                                                  Number of
                                                               Firm Securities
                                                                      to
Name                                                            Be Purchased
----                                                            ------------
CIBC World Markets Corp.
UBS Securities LLC
RBC Dain Rauscher Inc.
McDonald Investments Inc., A KeyCorp Company
BMO Nesbitt Burns Inc.
Robert W. Baird & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.
TD Securities (USA) Inc.
Wells Fargo Securities, LLC
Morgan Joseph & Co. Inc.
                                                                -------------
                                                         Total

                                    Sch I-1

                                   SCHEDULE II

                              Subsidiary Guarantors

        Events Center Catering, Inc.
        Service America Concessions Corporation
        Service America Corporation
        Service America Corporation of Wisconsin
        Service America of Texas, Inc.
        Servo-Kansas, Inc.
        SVM of Texas, Inc.
        Volume Services, Inc. (Delaware)
        Volume Services, Inc. (Kansas)
        Volume Services America, Inc.

                                    Sch II-1

                                  SCHEDULE III


                               Lock-up Signatories

         BCP Volume L.P.
         BCP Offshore Volume L.P.
         VSI Management Direct L.P.
         Recreational Services L.L.C.
         Lawrence E. Honig
         Kenneth R. Frick
         Janet L. Steinmayer

                                   Sch III-1

                                                                     Exhibit 1.1

                                                                       Exhibit A

                                LOCKUP AGREEMENT

                                                               [         ], 2003

CIBC World Markets Corp.
UBS Securities LLC
  as Representatives of the several Underwriters
c/o CIBC World Markets Corp.
417 5th Avenue, 2nd Floor
New York, New York  10016

                              Re:   Public Offering of Income Deposit
                                    Securities of Volume Services America
                                    Holdings, Inc.

Ladies and Gentlemen:

      The undersigned understands that Volume Services America Holdings, Inc., a Delaware corporation (the "Company"), has filed a Registration Statement on Form S-1 (No. 333-103169) with the Securities and Exchange Commission (the "Commission") that was declared effective by the Commission on [ ], 2003 for the registration of [ ] Income Deposit Securities (the "IDSs") (including [ ] IDSs subject to an over-allotment option on the part of the Underwriters) (the "Offering"). Each IDS represents one share of common stock, par value $0.01 per share, of the Company (the "Common Stock") and $ in aggregate principal amount of the [ ]% subordinated notes due 2013 of the Company (the "Notes"). The undersigned further understands that you, as representatives, propose to enter into an underwriting agreement on behalf of the several underwriters named in
Schedule I to such agreement (collectively, the "Underwriters"), with the Company in connection with the Offering.

      In consideration of the agreement by the Underwriters to offer and sell the IDSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected the undersigned will not, without your prior written consent, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any shares of Common Stock or IDSs, or any options or warrants to purchase any shares of Common Stock or IDSs, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock or IDSs, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 180 days subsequent to the date of the Underwriting Agreement, other than any shares of Common Stock or IDSs to be sold in the Offering, or transferred as a gift or gifts to his or her immediate family or to a trust the beneficiary of which is exclusively the undersigned and/or a member or members of his or her immediate family (provided that any donee thereof agrees in writing to be bound by the terms hereof). For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

      The parties acknowledge that the agreement of the undersigned shall not apply to any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any of the partnership or membership interests of the undersigned, whether now held or hereafter acquired, in the partnerships or limited liability companies that own the Common Stock of the Company, back to the partnerships or to the current members or partners of the partnerships or limited liability companies.

      The undersigned, whether or not participating in the Offering, confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of any shares of Common Stock or IDSs or securities convertible into or exchangeable or exercisable for Common Stock or IDSs held by the undersigned except in compliance with this agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                                                     Exhibit 1.1

                                          Very truly yours,


Dated:                          , 2003
       -------------------------

                                          Signature
                                                   -----------------------------


                                          Printed Name and Title (if applicable)